UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2022

NN, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road, Suite 600
Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

(980) 264-4300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On November 1, 2022, NN, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended September 30, 2022. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the "Current Report").
Pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), the information furnished pursuant to Item 2.02 of this Current Report (including Exhibit 99.1) is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On November 1, 2022, Warren Veltman announced that he will be retiring from his position as President and Chief Executive Officer, and John R. Buchan announced that he will be retiring from his position as Executive Vice President, Mobile Solutions and Power Solutions. Mr. Veltman’s and Mr. Buchan’s retirements were not the result of any disagreement regarding any matter relating to the Company’s operations, policies or practices, and each of Mr. Veltman and Mr. Buchan will remain in their current positions until March 31, 2023, however, such date may be extended in order to facilitate an orderly transition.
Additionally, the Board of Directors of the Company (the “Board”) has implemented a management transition plan to address the pending retirements of Mr. Veltman and Mr. Buchan (the “Management Transition Plan”). In connection with the Management Transition Plan, the Board has engaged Korn Ferry, a global organizational consulting firm, to assist in identifying candidates for the President and Chief Executive Officer position.

ITEM 7.01    REGULATION FD DISCLOSURE.
On November 1, 2022, the Company issued a press release announcing the Board’s Management Transition Plan. The full text of the press release is furnished as Exhibit 99.2 to this Current Report.
Pursuant to the rules and regulations of the SEC, the information furnished pursuant to Item 7.01 of this Current Report (including Exhibit 99.2) is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
 (d)    Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release issued by NN, Inc., dated November 1, 2022
99.2	Press Release issued by NN, Inc., dated November 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 1, 2022

NN, INC.

By:	/s/ Michael C. Felcher
Name:	Michael C. Felcher
Title:	Senior Vice President - Chief Financial Officer